Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Solely for the purposes of complying with 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned President and Chief Executive Officer and the Executive Vice President, Chief Operating Officer and Chief Financial Officer of Telular Corporation (the “Company”), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Michael J. Boyle
Michael J. Boyle
President and Chief Executive Officer
February 6, 2007
/s/ Jeffrey L. Herrmann
Jeffrey L. Herrmann
Executive Vice President,
Chief Operating Officer and Chief Financial Officer
February 6, 2007